FOURTH QUARTER 2022 FINANCIAL RESULTS February 23, 2023

2 Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; capacity growth; the shift to open architecture; market adoption of coherent optical engines; the potential for Infinera’s new subsystems business to drive market expansion, increase Infinera’s profitability and improve Infinera’s competitiveness in the future; expectations regarding industry-wide supply chain challenges and the macroeconomic environment; projected year-over-year drivers of demand, revenue, gross margin, operating expenses and operating margin; Infinera’s business and growth strategy and related expectations; and Infinera’s financial outlook for the first quarter of 2023. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include, among other things, continued demand growth for network capacity; the level and timing of customer capital spending; delays in the development, introduction or acceptance of new products or updates to existing products; supply chain issues, including delays, shortages and increased costs; Infinera's dependency on sole source, limited source or high-cost suppliers; aggressive business tactics by competitors and new entrants; Infinera's ability to compete in a highly competitive market; product performance problems; the effects of the macroeconomic environment on Infinera’s business, stock price and personnel; Infinera's ability to identify, attract and retain qualified personnel; Infinera’s reliance on key customers; the effects of customer and supplier consolidation; the complexity of Infinera’s manufacturing processes for its optical engine and other products; Infinera’s ability to respond to rapid technological changes; failure to accurately forecast Infinera's manufacturing requirements or customer demand; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures; the partial or complete loss of Infinera's manufacturing facilities, a reduction in yield of PICs or an inability to scale to meet customer demands; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the adverse impact of inflation; Infinera's ability to service its debt obligations and pursue its strategic plan; the outcome of research and development investments; risks and compliance obligations relating to Infinera's international operations as well as actions by the U.S. or foreign governments; Infinera’s effective tax rate, which may increase or fluctuate; foreign currency fluctuations; potential dilution from the issuance of additional shares of common stock in connection with the conversion of Infinera's convertible senior notes; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; security incidents, such as data breaches or cyber-attacks; Infinera's ability to comply with various rules and regulations, including with respect to export control and trade compliance, environmental, social, governance, privacy and data protection matters; events that are outside of Infinera's control, such as natural disasters, violence or other catastrophic events that could harm Infinera's operations; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in Infinera's periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended on December 25, 2021, as filed with the SEC on February 23, 2022, and its Quarterly Report on Form 10-Q for the quarter ended September 24, 2022, as filed with the SEC on November 2, 2022, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes non-GAAP financial measures such as non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP operating profit, non-GAAP diluted EPS and free cash flow. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the Appendix to this presentation for reconciliations to the most comparable GAAP financial measures. © 2023 Infinera. All rights reserved.

Q4'22 HIGHLIGHTS

FINANCIALS

RECORD QUARTERLY REVENUE

REVENUE GROWTH +21% YoY

PRODUCT REVENUE GROWTH +26% YoY

OPERATING PROFIT UP APPROX. 3X YoY

SOLUTIONS

STRONG ICE6 QUARTER

YoY GROWTH IN METRO SOLUTIONS

INITIAL ORDERS RECEIVED FOR OUR 400G ZR+ PLUGGABLES

CUSTOMER SUCCESS

CONTINUED GROWTH IN THE NUMBER OF ICE6 CUSTOMERS

STRENGTH WITH ICPs AND IN THE USA

EXPANSION OF OPEN XR FORUM

VALUE DRIVERS

WINNING 8 X 4 X 1 STRATEGY

COMPELLING TARGET BUSINESS MODEL

BUSINESS STRUCTURE ALIGNED WITH STRATEGY

© 2023 Infinera. All rights reserved.

FY2022 HIGHLIGHTS

FINANCIALS

RECORD BOOKINGS, REVENUE & BACKLOG

ABOVE-MARKET REVENUE GROWTH OF 10% YoY (15% PRODUCT REVENUE GROWTH)

OPERATING MARGIN UP 230BPS YoY

SOLUTIONS

RAMPED ICE6 TO EXCEED 25% OF PRODUCT REVENUE ANNUAL GOAL

STRONG GROWTH IN COMPACT MODULAR PLATFORMS & METRO PRODUCTS

SUCCESSFUL POCs, TIER 1 FIELD TRIALs. INITIAL ORDERS FOR 400G ZR+ PLUGGABLES

CUSTOMER SUCCESS

RECORD YEAR WITH ICPs

STRENGTH IN SUBSEA, AMERICAS, AND NEW TIER 1 DESIGN WINS

GROWTH OF OPEN XR FORUM TO 28 MEMBERS

VALUE DRIVERS

DELIVERED ON OUR STATED OBJECTIVES OF:

- REVENUE GROWTH OF 8-12%
- OM EXPANSION OF 200-300BPS

AND

STRENGTHENED BALANCE SHEET: 2024 DEBT DUE ~$100M (VS. ~$400M PREV.)

© 2023 Infinera. All rights reserved.

FINANCIALS

FINANCIALS & COMPARISON TO PRIOR PERIODS

FINANCIAL METRICS (Non-GAAP)*	Q4'21	Q3'22	Q4'22	QoQ CHANGE	YoY CHANGE	2021	2022	YoY CHANGE
Revenue ($M)	$401	$390	$486	24%	21%	$1,429	$1,573	10%
Gross Margin %	37.2%	37.8%	38.7%	90bps	150bps	37.6%	37.3%	-30bps
Opex ($M)	$132	$128	$137	8%	4%	$508	$518	2%
Operating Margin %	4.3%	5.2%	10.5%	530bps	620bps	2.1%	4.4%	230bps
Diluted EPS	$0.03	$0.05	$0.16	$0.11	$0.13	($0.04)	$0.12	$0.16

** See reconciliation of GAAP to non-GAAP in the appendix of this slide deck. Q3'22, Q4'22 and 2022 revenue in the above table are on a GAAP basis. YoY revenue change compares Q4'22 GAAP to Q4'21 non-GAAP (Q4'21 GAAP revenue was $400M) and 2022 GAAP to 2021 non-GAAP (2021 GAAP revenue was $1,425M). We have included this comparison given we presented non-GAAP revenue throughout 2021 in our quarterly earnings presentations but beginning in 2022 discontinued the presentation of non-GAAP revenue in our quarterly earnings presentations.*

YEAR-OVER-YEAR TRENDS

1. BOOKINGS: RECORD YEAR IN 2022
2. REVENUE: PARTICULAR STRENGTH IN USA AND ICPs, AND FROM ICE6 & METRO
3. GROSS MARGIN: POSITIVE IMPACT OF ICE6, OFFSET BY SUPPLY CHAIN, PRODUCT MIX
4. OPEX: TIGHT CONTROL ON SPENDING, FOCUSED INVESTMENTS IN M&S AND R&D
5. OPERATING MARGIN: POSITIVE IMPACT OF HIGHER REVENUE & OPERATING LEVERAGE

M&S = Marketing & Sales
R&D = Research & Development

© 2023 Infinera. All rights reserved.

FINANCIALS

REVENUE BY REGION & BY VERTICAL

	Q4'21	Q3'22	Q4'22	QoQ CHANGE	YoY CHANGE	2021	2022	YoY CHANGE
Region								
United States	$167.4	$222.1	$296.5	34%	77%	$ 663.8	$ 870.3	31%
Other Americas	$ 30.0	$ 21.5	$ 26.4	23%	-12%	$ 108.0	$ 101.6	-6%
Europe, Middle East and Africa	$153.8	$ 94.2	$ 98.7	5%	-36%	$ 477.8	$ 405.3	-15%
Asia Pacific	$ 49.1	$ 52.7	$ 64.4	22%	31%	$ 175.6	$ 196.0	12%
Total	**$400.3**	**$390.4**	**$485.9**	**24%**	**21%**	**$1,425.2**	**$1,573.2**	**10%**
Channel								
Direct	$304.0	$287.1	$369.9	29%	22%	$1,099.6	$1,191.6	8%
Indirect	$ 96.3	$103.4	$116.0	12%	20%	$ 325.6	$ 381.7	**17%**
Total	**$400.3**	**$390.4**	**$485.9**	**24%**	**21%**	**$1,425.2**	**$1,573.2**	**10%**
Vertical								
Tier 1	$123.6	$123.9	$135.4	9%	10%	$ 506.5	$ 459.1	-9%
Other Service Provider	$180.4	$148.9	$203.2	37%	13%	$ 583.7	$ 659.7	13%
ICP	$ 71.4	$ 99.0	$132.7	34%	86%	$ 233.9	$ 371.9	59%
Cable	$ 24.9	$ 18.7	$ 14.7	-22%	-41%	$ 101.2	$ 82.6	-18%
Total	**$400.3**	**$390.4**	**$485.9**	**24%**	**21%**	**$1,425.2**	**$1,573.2**	**10%**

GAAP revenue in $ millions; totals may not add up exactly due to rounding.

YEAR-OVER-YEAR TRENDS

1. AMERICAS: FOOTPRINT EXPANSION AT ICPs, TIER 1 & 2 GROWTH, DESIGN WINS
2. EMEA: OVERALL STABILITY; YoY IMPACTED BY RUSSIA EXIT, FX, TIMING OF PROJECTS
3. APAC: STEADY GROWTH, SUSBEA STRENGTH
4. TIER 1: STRONG BOOKINGS & DESIGN WINS, TIMING OF INTL. PROJECTS

© 2023 Infinera. All rights reserved.

7 O P T I C A L N E T W O R K I N G I N D U S T R Y 4 KEY DEMAND DRIVERS C O H E R E N T O P T I C A L E N G I N E S COREEDGE COHERENT 5G 80-90% Of the Optical Market will Use Coherent Optical Engines by 2025 S H I F T T O O P E N OPEN LINE SYSTEMS XPONDERS R E L E N T L E S S C A P A C I T Y G R O W T H 30% 35% 40% 45% 50% 5 YEAR BANDWIDTH CAGR 35%+ CAGR Source: Cisco VNI E C O S Y S T E M D I S R U P T I O N CAGR = Compound Annual Growth Rate © 2023 Infinera. All rights reserved. Source: Cignal AI, Dell’Oro, Omdia, LightCounting and Infinera

INFINERA'S 8x4x1 STRATEGY

STRATEGY ALIGNED WITH KEY GROWTH AREAS

800G EMBEDDED	ICP	HUAWEI	OPEN SOLUTIONS	(in optical systems) PLUGGABLES	(outside of optical systems) PLUGGABLES	P2MP
↑ 46%	↑ 6%	NEW	↑ 17%	↑ 9%	NEW	NEW
$3.8B	$2.7B	$1.0B+	$3.4B	$5.0B	$1.0B+	>$1.0B

Market Size & Growth ex. China Through 2025

800G+ — CORE

INDUSTRY-LEADING PERFORMANCE

- Ramped ICE6 to >25% of Prod. Rev. in 2022
- Secured New Design Wins

400G — METRO

VERTICALLY INTEGRATED MODULAR SOLUTIONS

- Strength in Metro
- New Ramps, Footprint Expansions

100G — ACCESS

DISRUPT W/ POINT-TO-MULTIPOINT PLUGGABLES

- Further Expansion of the Open XR Forum
- Successful Field Trial of 400G Pluggables

UNIQUE CAPABILITIES

VERTICALLY INTEGRATED MONOLITHIC INDIUM PHOSPHIDE BASED PHOTONIC INTEGRATED CIRCUIT

MAXIMUM VALUE

LEADING PERFORMANCE & OPERATIONS, GREATEST MANUFACTURABILITY, UNRIVALED CUSTOMER VALUE

© 2023 Infinera. All rights reserved.

Source: Cignal AI, Dell'Oro, Omdia, Infinera

FINANCIALS

Q1'23 NON-GAAP* OUTLOOK

REVENUE**	$380 Million +/- $15M	+12% YoY
GROSS MARGIN %	38.5% +/- 150bps	+230bps YoY
OPEX	$141 Million +/- $2M	+12% YoY
OPERATING MARGIN %	1.5% +/- 250bps	+250bps YoY
EARNINGS PER SHARE	($0.02) +/- $0.04	+$0.05 YoY

YoY comparisons reference the midpoint of Q1'23 outlook compared to Q1'22 actuals.

**See reconciliation of GAAP to non-GAAP in the appendix of this slide deck.*

***Q1'23 Revenue outlook, and the corresponding YoY comparison, is on a GAAP basis.*

OUR PRIORITIES

EXPAND GO-TO-MARKET INVESTMENT TO GROW MARKET SHARE

INVEST IN MARGIN-ACCRETIVE TECHNOLOGIES

CONTINUE TO DRIVE OPERATIONAL EFFICIENCIES

ENHANCE SHAREHOLDER VALUE THROUGH GROWTH & PROFITABILITY

© 2023 Infinera. All rights reserved.

APPENDIX

11 © 2023 Infinera. All rights reserved. Company Confidential. © 2023 Infinera. All rights reserved. DILUTED EARNINGS PER SHARE RECONCILIATION December 31, 2022 September 24, 2022 December 25, 2021 December 31, 2022 December 25, 2021 Non-GAAP net income (loss) for basic earnings per share $ 40,305 $ 9,921 $ 5,673 $ 26,133 $ (8,761) Interest expense related to the convertible senior notes, net of tax (1) 1,637 2,264 - - - Non-GAAP net income (loss) for diluted earnings per share $ 41,942 $ 12,185 $ 5,673 $ 26,133 $ (8,761) Weighted average basic common shares outstanding 219,921 217,620 210,908 216,376 207,377 Dilutive effect of restricted and performance share units 1,574 1,422 4,875 2,935 - Dilutive effect of employee stock purchase plan 18 19 - 87 - Dilutive effect of convertible debt instruments (2) 36,517 49,866 2,226 - - Weighted average dilutive common shares outstanding 258,030 268,927 218,009 219,398 207,377 Non-GAAP net income (loss) per common share: Basic $ 0.18 $ 0.05 $ 0.03 $ 0.12 $ (0.04) Diluted $ 0.16 $ 0.05 $ 0.03 $ 0.12 $ (0.04) Three months ended Twelve months ended (1) The Company adopted ASU 2020-06 effective December 26, 2021, under the modified retrospective approach. As such, for purposes of calculating net income for diluted earnings per share, we have not made any adjustments for the quarter and year ended December 25, 2021. (2) For the years ended December 31, 2022, and December 25, 2021, there were 55.8 million and 4.4 million shares, respectively, excluded from the calculation of diluted earnings/(loss) per share, due to their anti-dilutive effect.

12 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. Q1’23 OUTLOOK REPRESENTS THE MIDPOINT OF THE EXPECTED RANGES. 3. THE FOREIGN EXCHANGE (GAINS) LOSSES ADJUSTMENT COMMENCED IN Q1’21. 4. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 5. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2023 Infinera. All rights reserved. Company Confidential. © 2023 Infinera. All rights reserved. GAAP TO NON-GAAP RECONCILIATION N O T E S Q4'21 FY'21 Q3'22 Q4'22 FY'22 Q1'23 Press Release Actual Actual Actual Actual Actual Outlook Outlook Reconciliation of Revenue: U.S. GAAP as reported 400.3$ 1,425.2$ 390.4$ 485.9$ 1,573.2$ 380.0$ $380M +/- $15M Acquisition-related deferred revenue adjustment 1.0$ 3.9$ -$ -$ -$ -$ Non-GAAP as adjusted 401.2$ 1,429.1$ 390.4$ 485.9$ 1,573.2$ 380.0$ $380M +/- $15M Reconciliation of Gross Margin: U.S. GAAP as reported 35.6% 34.9% 34.4% 37.1% 34.1% 37.0% 37.0% +/- 1.5% Acquisition-related deferred revenue adjustment 0.2% 0.2% - - - - Stock-based compensation expense 0.5% 0.5% 0.6% 0.7% 0.6% 0.6% Amortization of acquired intangible assets 1.4% 1.4% 1.6% 0.9% 1.5% 0.9% Acquisition and integration costs - 0.0% - - - - Restructuring and other related costs 0.0% 0.1% 0.0% 0.0% 0.0% - Inventory related charges -0.5% 0.5% 0.2% -0.1% 0.9% - Global distribution center transition costs - - 0.4% 0.1% 0.1% - Warehouse fire loss - - 0.6% 0.0% 0.1% - Non-GAAP as adjusted 37.2% 37.6% 37.8% 38.7% 37.3% 38.5% 38.5% +/- 1.5% Reconciliation of Operating Expenses: U.S. GAAP as reported 152.6$ 585.5$ 143.7$ 155.2$ 595.9$ 158.0$ $158M +/-$2M Stock-based compensation expense (11.2)$ (43.9)$ (11.5)$ (13.8)$ (51.5)$ (13.4)$ Amortization of acquired intangible assets (4.3)$ (17.5)$ (3.6)$ (3.6)$ (14.6)$ (3.6)$ Acquisition and integration costs -$ (0.6)$ -$ -$ -$ -$ Restructuring and other related costs (5.1)$ (13.2)$ (1.1)$ (0.6)$ (10.0)$ -$ Litigation charges -$ (2.3)$ -$ -$ (1.4)$ -$ Non-GAAP as adjusted 132.0$ 508.0$ 127.5$ 137.2$ 518.4$ 141.0$ $141M +/- $2M Reconciliation of Operating Margin: U.S. GAAP as reported -2.5% -6.1% -2.4% 5.2% -3.8% -4.5% -4.5% +/- 2.5% Acquisition-related deferred revenue adjustment 0.2% 0.3% - - - - Stock-based compensation expense 3.4% 3.6% 3.5% 3.5% 3.9% 4.2% Amortization of acquired intangible assets 2.5% 2.6% 2.6% 1.7% 2.4% 1.8% Acquisition and integration costs - 0.0% - - - - Restructuring and other related costs 1.2% 1.0% 0.3% 0.1% 0.7% - Inventory related charges -0.5% 0.5% 0.2% -0.1% 0.9% - Global distribution center transition costs - - 0.4% 0.1% 0.1% - Warehouse fire loss - - 0.6% - 0.1% - Litigation charges 0.0% 0.2% 0.0% - 0.1% - Non-GAAP as adjusted 4.3% 2.1% 5.2% 10.5% 4.4% 1.5% 1.5% +/- 2.5% Reconciliation of Basic Net Income/(Loss) per Common Share: U.S. GAAP as reported (0.16)$ (0.82)$ (0.05)$ 0.15$ (0.35)$ (0.10)$ (0.10) +/- 0.04 Acquisition-related deferred revenue adjustment -$ 0.02$ -$ -$ -$ -$ Stock-based compensation expense 0.06$ 0.25$ 0.06$ 0.07$ 0.27$ 0.06$ Amortization of acquired intangible assets 0.05$ 0.18$ 0.05$ 0.04$ 0.17$ 0.02$ Acquisition and integration costs -$ -$ -$ -$ -$ -$ Restructuring and other related costs 0.02$ 0.07$ 0.01$ -$ 0.05$ -$ Inventory related charges (0.01)$ 0.03$ -$ -$ 0.07$ -$ Global distribution center transition costs -$ -$ 0.01$ -$ 0.01$ -$ Warehouse fire loss -$ -$ 0.01$ -$ 0.01$ -$ Litigation charges -$ -$ -$ -$ 0.01$ -$ Amortization of debt discount on Infinera's convertible senior notes 0.05$ 0.15$ -$ -$ -$ -$ Gain on extinguishment of debt -$ (0.07)$ -$ (0.07)$ -$ Foreign exchange (gains) losses, net 0.02$ 0.08$ 0.03$ (0.08)$ (0.06)$ -$ Income tax effects -$ (0.01)$ -$ -$ 0.01$ -$ Non-GAAP as adjusted 0.03$ (0.04)$ 0.05$ 0.18$ 0.12$ (0.02)$ (0.02) +/- 0.04

13 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. WE DEFINE FREE CASH FLOW AS NET CASH PROVIDED BY OPERATING ACTIVITIES IN THE PERIOD MINUS THE PURCHASE OF PROPERTY AND EQUIPMENT, NET MADE IN THE PERIOD. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2023 Infinera. All rights reserved. Company Confidential. © 2023 Infinera. All rights reserved. GAAP TO NON-GAAP and FREE CASH FLOW RECONCILIATION N O T E S Q4'21 FY'21 Q3'22 Q4'22 FY'22 Actual Actual Actual Actual Actual Reconciliation of Adjusted EBITDA: Non-GAAP Net Income (Loss) 5.7$ (8.8)$ 9.9$ 40.3$ 26.1$ Non-GAAP Interest expense 5.0$ 19.7$ 6.6$ 7.3$ 26.0$ Non-GAAP Income tax effects 3.2$ 13.6$ 4.2$ 4.3$ 19.2$ Non-GAAP Depreciation and Amortization 13.3$ 46.5$ 11.5$ 11.7$ 46.2$ Non-GAAP as adjusted 27.1$ 71.0$ 32.2$ 63.6$ 117.5$ Reconciliation of Free Cash Flow U.S. GAAP: Net cash provided by (used in) operating activities 1.4$ 28.1$ 19.6$ (0.6)$ (37.6)$ Purchase of property and equipment, net (9.1)$ (41.4)$ (11.0)$ (8.3)$ (46.0)$ Free Cash Flow (7.7)$ (13.3)$ 8.6$ (8.9)$ (83.6)$

Thank You